SECOND AMENDMENT


     SECOND AMENDMENT, dated as of March 10, 1999 (this "Amendment"), to the Credit Agreement, dated as of December 4, 1997 (as amended by the First Amendment and Release thereto, dated as of December 15, 1997 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AMERICAN BUILDINGS COMPANY, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

     NOW,  THEREFORE,  the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendment to Subsection 7.6. Subsection 7.6 is hereby amended by deleting clause (ii) of such subsection in its entirety and inserting in lieu thereof the following:

     (ii) the Borrower may repurchase shares of its common stock so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom and so long as the aggregate amount thereof does not exceed $20,000,000 during the period from the Closing Date until the Revolving Credit Termination Date.

     3. Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent are satisfied (the "Second Amendment Effective Date"):


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          (a) The Borrower,  the Subsidiary  Guarantors and the Required Lenders
     shall have duly executed and delivered this Amendment to the Administrative Agent.

          (b) No Default or Event of Default shall have occurred and be continuing on such date of or after giving effect to this Amendment.

          (c) The representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof, after giving effect to this Amendment, as if made on and as of the date hereof.

     4. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under, any other provisions of the Credit Agreement or the same subsection for any other date or time period.

     5. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


AMERICAN BUILDINGS COMPANY


By: /s/___________________________
Title:



CANADIAN IMPERIAL BANK OF COMMERCE,      as Administrative Agent

By: CIBC OPPENHEIMER CORP., as agent


By: /s/___________________________
Title:



CIBC INC., as a Lender

By: CIBC OPPENHEIMER CORP., as agent


By: /s/___________________________
Title:



BANKERS TRUST COMPANY, as a Lender


By: /s/___________________________
Title:



FIRST UNION NATIONAL BANK, as a Lender


By: /s/___________________________
Title:


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FLEET CAPITAL CORPORATION, as a Lender


By: /s/___________________________
Title:



SOUTHTRUST BANK, NATIONAL ASSOCIATION, as a Lender


By: /s/___________________________
Title:



SUNTRUST BANK, ATLANTA, as a Lender


By: /s/___________________________
Title:



Acknowledged and consented to by:

ABC TRANSPORTATION COMPANY

ABC BROKERAGE CO.

ABC RESIDENTIAL COMPANY

AMERICAN BUILDINGS COMPANY
 INTERNATIONAL, INC.

AMT/BEAMAN CORPORATION

GLOBAL MODULAR, INC.

WINDSOR DOOR, INC.


By: /s/___________________________
      Title: